Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

             This Registration Rights Agreement, dated as of April 18, 2001 (as it may be amended from time to time, this “Agreement”), is made by and among Electric City Corp., a Delaware corporation (the “Company”), and Newcourt Capital Securities, Inc., a Delaware corporation (“Holder”, together with the Company, the “Parties”).

WITNESSETH

             WHEREAS, Holder intends to loan to the Company up to $2,000,000 aggregate principal amount pursuant to that certain Convertible Senior Subordinated Promissory Note and Warrant Purchase Agreement (as it may be amended from time to time, the “Note Purchase Agreement”);

             WHEREAS, the parties intend for the Company to issue in return for such advances one or more convertible senior subordinated promissory notes (individually, as it may be amended from time to time, a “Note” and collectively, the “Notes”) and certain warrants to purchase shares of Common Stock of the Company (as it may be amended from time to time, the “Warrants”); and

             WHEREAS, it is a condition to the obligation of Holder to loan to the Company up to $2,000,000 pursuant to the Note Purchase Agreement that the Parties execute and deliver this Agreement.

AGREEMENT

             NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I
DEFINITIONS

             1.1        Definitions.  All terms capitalized but not defined herein shall have the meaning attributable to such terms in the Note Purchase Agreement, except where the context otherwise requires.  The following additional terms when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following respective meanings, such meanings to be equally applicable to the singular and plural forms thereof:

                           “Agreement” shall have the meaning set forth in the preamble of this Agreement.

                           “Commission” means the United States Securities and Exchange Commission or other governmental authority at the time administering the Securities Act.

                                        “Common Stock” means and includes the Company’s authorized common stock, par value $.0001 per share.

                           “Company” shall have the meaning set forth in the preamble of this Agreement.

             “Eligible Securities” means (i) the shares of Common Stock issued upon conversion of any outstanding principal or accrued interest under the Notes pursuant to Section 4.2 of such Notes; (ii) the shares of Common Stock issued or issuable upon exercise of the Warrants; and (iii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to or in exchange for or in replacement of, the shares described in clauses (i) and (ii) and this clause (iii); provided, however, that the foregoing definition shall exclude in all cases any Eligible Securities sold by a Holder in a transaction in which its rights under this Agreement are not also assigned.

             “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same may be in effect at the time.

              “Holder” means have the meaning set forth in the preamble of this Agreement.

             “Note” or “Notes” shall have the meaning set forth in the recitals hereof.

             “Note Purchase Agreement” shall have the meaning set forth in the recitals hereof.

              “Parties” shall have the meaning set forth in the preamble of this Agreement.

             “Registration Request” shall have the meaning set forth in Section 2.1 hereof.

                            “Securities Act” means the Securities Act of 1933, as amended, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same may be in effect at the time.

                           “Warrants” shall have the meaning set forth in the recitals hereof.

ARTICLE II
REGISTRATION RIGHTS

             2.1        Requested Registration.

                                        (a)         At any time after the date hereof, Holder may deliver to the Company a written request (a “Registration Request”) that the Company file and use its best efforts to cause to become effective a “shelf” registration statement on Form S-3 (or if Form S-3 is not then available, Form S-1 or such other form that the Company is eligible to use with respect to the Eligible Securities) under the Securities Act for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act with respect to such number of Eligible Securities owned by Holder as shall be specified in such request; provided, however, that the Company shall not be required to effect more than two registrations on Form S-1 (or any successor form) and two registrations on Form S-3 (or any successor form) pursuant to this Section 2.1.  If such offering is to be an underwritten offering, the managing underwriter or underwriters must be reasonably acceptable to both Holder and the Company, which acceptance shall not be unreasonably withheld. The Company shall also be entitled to include in any registration statement filed pursuant to a Registration Request, for sale in accordance with the method of disposition specified in such Registration Request, such number of shares of Common Stock as the Company shall be contractually obligated to sell for the account of other security holders.   Notwithstanding the foregoing provisions of this Section 2.1(a), to the extent that, in the opinion of the underwriter or underwriters (if the method of disposition shall be an underwritten public offering), marketing considerations require the reduction of the number of shares of Common Stock covered by any such registration, the number of shares of Common Stock to be registered and sold pursuant to such registration shall be reduced as follows:

                           (i)          First, the number of shares of Common Stock to be registered on behalf of Persons other than the Holder, if any, shall be reduced (to zero, if necessary) pro rata according to the number of shares of restricted Common Stock held by each to the extent permitted by the Company’s agreements with such Persons; and

                           (ii)         Second, the number of shares of Eligible Securities to be registered on behalf of the Holder and of shares of Common Stock held by other Persons holding registration rights granted by the Company entitled to be included pro rata with the Holder shall be reduced pro rata according to the number of shares of Eligible Securities held by each.

             In the event that the number of shares of Eligible Securities that are actually registered under any Registration Request under this Section 2.1(a) is less than the number requested to be registered by the Holder because of inclusion of shares of Common Stock held by other Persons with registration rights that must be included in such registration pursuant to clause (ii) above, then such Registration Request shall not be deemed to be one of the Registration Requests that may be demanded by the Holder pursuant to this Section 2.1(a).

                                        (b)        As soon as practicable following the receipt of a Registration Request, the Company will use its best efforts to register under the Securities Act, for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act, the number of shares of Eligible Securities specified in such Registration Request.

                           2.2        Registration Procedures.  If and whenever the Company is required by the provisions of Section 2.1 to effect the registration of any Eligible Securities under the Securities Act, the Company shall:

                                        (a)         prepare and file with the Commission a registration statement with respect to such securities that will permit the public resale thereof without restriction under the Securities Act and in accordance with the method of distribution specified in the Registration Request, and the Company shall use its best efforts (i) to cause such registration statement to be filed within 45 days of receipt of the Registration Request, (ii) to cause such registration statement to be declared effective as promptly as practicable and (iii) to maintain the effectiveness of such registration statement until such time as all securities registered thereunder shall have been sold;

                                        (b)        promptly prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to effect and maintain the effectiveness of such registration statement for the period specified in Section 2.2(a) and as to comply with the provisions of the Securities Act with respect to the disposition of all Eligible Securities covered by such registration statement in accordance with the intended method of disposition set forth in such registration statement for such period, including such amendments or supplements as are necessary to cure any untrue statement or omission referred to in Section 2.2(e)(vi);

                                        (c)         provide to the managing underwriter or underwriters, not more than one counsel for all underwriters, Holder and not more than one counsel for Holder the opportunity to participate in the preparation of (i) such registration statement, (ii) each prospectus relating thereto and included therein or filed with the Commission and (iii) each amendment or supplement thereto;

                                        (d)        make available for inspection by the parties referred to in Section 2.2(c) such financial and other information and books and records of the Company, and cause the officers, directors and employees of the Company, and counsel and independent certified public accountants of the Company, to respond to such inquiries, as shall be reasonably necessary, in the judgment of respective counsel to Holder and such underwriter or underwriters, to conduct a reasonable investigation within the meaning of the Securities Act; provided, however, that each such person shall be required to retain in confidence and not to disclose to any other person any information or records reasonably designated by the Company in writing as being confidential until such time as such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), unless (i) such person shall be required to disclose such information pursuant to the subpoena or order of any court or other governmental agency or body having jurisdiction over the matter or (ii) such information is required to be set forth in such registration statement or the prospectus included therein or in an amendment to such registration statement or an amendment or supplement to such prospectus in order that such registration statement, prospectus, amendment or supplement, as the case may be, shall not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and such information has not been so set forth after the request by Holder to such effect;

                                        (e)         immediately notify the persons referred to in Section 2.2(c) and (if requested by any such person) confirm such advice in writing, (i) when such registration statement or any prospectus included therein or any amendment or supplement thereto has been filed and, with respect to such registration statement or any such amendment, when the same has become effective, (ii) of any material comments by the Commission with respect thereto or any request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contemplated by Section 2.2(1)(i) cease to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Eligible Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose or (vi) at any time when a prospectus is required to be delivered under the Securities Act, of the occurrence or failure to occur of any event, or any other change in law, fact or circumstance, as a result of which such registration statement, prospectus or any amendment or supplement thereto, or any document incorporated by reference in any of the foregoing, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                                        (f)         take reasonable efforts to obtain the withdrawal at the earliest practicable date of any order suspending the effectiveness of such registration statement or any post–effective amendment thereto;

                                        (g)        if requested by the managing underwriter or underwriters or Holder, promptly incorporate in a prospectus supplement or post–effective amendment such information as such managing underwriter or underwriters or Holder reasonably specify should be included therein relating to the terms of the sale of such Eligible Securities, including, without limitation, information with respect to the number of Eligible Securities being sold to such underwriters, the name and description of Holder, the purchase price being paid therefor by such underwriters and any other terms of the underwritten (or best efforts underwritten) offering of the Eligible Securities to be sold in such offering, and make all required filings of such prospectus supplement or post–effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post–effective amendment;

                                        (h)        furnish to Holder and each underwriter and counsel for Holder, if any, a copy of such executed registration statement, each such amendment and supplement thereto (in each case including all exhibits thereto, whether or not such exhibits are incorporated by reference therein) and such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and each amendment or supplement thereto, in conformity with the requirements of the Securities Act, as Holder and managing underwriter, if any, may reasonably request in order to facilitate the disposition of Eligible Securities by Holder or by the participating underwriters;

                                        (i)          use its best efforts to (i) register or qualify the Eligible Securities to be included in such registration statement under such other securities laws or blue sky laws of such jurisdictions as Holder and each managing underwriter, if any, thereof shall reasonably request, (ii) keep such registrations or qualifications in effect for so long as is necessary to effect the disposition of such Eligible Securities in the manner contemplated by the registration statement, the prospectus included therein and any amendment or supplement thereto and (iii) take any and all such actions as may be reasonably necessary or advisable to enable Holder and any participating underwriter or underwriters to consummate the disposition in such jurisdictions of such Eligible Securities;

                                        (j)          cooperate with Holder and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Eligible Securities to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, and which shall not bear any restrictive legends; and, in the case of an underwritten public offering, enable such Eligible Securities to be registered in such names as the underwriter or underwriters may request at least two (2) business days prior to any sale of such Eligible Securities;

                                        (k)         provide not later than the effective date of the registration statement a transfer agent and registrar for such Eligible Securities and a CUSIP number for all Eligible Securities;

                                        (l)          enter into an underwriting agreement, engagement letter, agency agreement, “best efforts” underwriting agreement or similar agreement, as appropriate, and take such other actions in connection therewith as Holder shall reasonably request in order to expedite or facilitate the disposition of such Eligible Securities, and in connection therewith, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten public offering, (i) make such representations and warranties to Holder and the underwriters, if any, in form, substance and scope as are customarily made in an underwritten public offering; (ii) obtain an opinion of counsel to the Company in customary form and covering such matters as are customarily covered by such an opinion as Holder and the underwriters, if any, may reasonably request, addressed to Holder and the underwriters, if any, and dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement); (iii) obtain a “cold comfort” letter from the independent certified public accountants of the Company addressed to Holder and the underwriters, if any, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, also dated the date of the closing under the underwriting agreement), such letter to be in customary form and covering such matters as are customarily covered by such letters; (iv) deliver such documents and certificates as may be reasonably requested by Holder and the managing underwriter or underwriters, if any, to evidence compliance with clause (i) of this Section 2.2(1) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company and (v) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Sections 2.3, 2.4 and 2.5 hereof;

                                        (m)        cause all such Eligible Securities registered hereunder to be listed on each securities exchange or over-the-counter market on which similar securities issued by the Company are then listed, if applicable; and

                                        (n)        otherwise use its best efforts to comply with all applicable rules and regulations of the Commission.

                                        Notwithstanding the provisions of Section 2.2(a), the Company’s obligation to file a registration statement, or cause such registration statement to become effective, shall be suspended, without incurring any liability to Holder, for a period not to exceed 60 days if there exists at the time material non–public information relating to the Company that, in the reasonable opinion of the Company, should not be disclosed, provided that any such suspension shall occur no more than once in any 12–month period.  In such an event, the Company shall promptly inform Holder of the Company’s decision to defer filing of a registration statement and shall notify Holder promptly (but in any event not later than upon the expiration of the 60–day period specified in the immediately preceding sentence) of the recommencement of the Company’s best efforts to file the registration statement and to cause the registration statement to become effective.  If the Company shall so postpone the filing of a registration statement, (i) the Company shall use its reasonable best efforts to limit the delay to as short a period as is practicable and (ii) Holder shall have the right to withdraw the request for registration by giving written notice to the Company at any time.  In the event of such withdrawal, such request shall not be counted for purposes of the number of requests for registration to which the Holder is entitled pursuant to Section 2.1(a).

                                        In connection with each registration of Eligible Securities hereunder, Holder will furnish to the Company in writing such information with respect to it and the proposed distribution by it as shall be reasonably necessary in order to assure compliance with applicable federal and state securities laws.  Holder also agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by Holder to the Company or of the occurrence of any other event, in either case as a result of which any prospectus relating to such registration contains an untrue statement of a material fact regarding Holder or the distribution of such Eligible Securities or omits to state any material fact regarding Holder or the distribution of such Eligible Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update such previously furnished information or required so that such prospectus shall not contain, with respect to Holder or the distribution of such Eligible Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances then existing.  Holder further agrees that upon giving any notice referred to in the immediately preceding sentence, or upon receipt of any notice from the Company pursuant to Section 2.2(e)(vi) hereof, Holder shall forthwith discontinue the disposition of Eligible Securities pursuant to the registration statement applicable to such Eligible Securities until Holder shall have received copies of an amended or supplemented registration statement or prospectus, and if so directed by the Company, Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in Holder’s possession of the prospectus covering such Eligible Securities at the time of receipt of such notice.

             2.3        Expense.  The Company shall pay all expenses incurred in complying with Sections 2.1 and 2.2, including without limitation all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses of one counsel for Holder, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws (other than those that by law must be paid by selling security holders), transfer taxes, fees of transfer agents and registrars and stock exchange listing fees, but excluding all underwriting discounts and selling commissions applicable to the sale of Eligible Securities.

             2.4        Indemnification.

                           (a)         In the event of a registration of Eligible Securities under the Securities Act pursuant to Sections 2.1 and 2.2, the Company shall indemnify and hold harmless Holder, each officer and director of Holder, each underwriter of such Eligible Securities thereunder and each other person, if any, who controls Holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which Holder, or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise or in any action in respect thereof, and will reimburse Holder and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Eligible Securities were registered under the Securities Act pursuant to Sections 2.1 and 2.2, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall not be liable to Holder or such officer, director, underwriter or controlling person in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished by Holder, or such officer, director, underwriter or controlling person in writing specifically for use in such registration statement or prospectus.

                           (b)        Holder will indemnify and hold harmless the Company, each underwriter and each person, if any, who controls the Company or any underwriter within the meaning of the Securities Act, each officer of the Company who signs the registration statement, and each director of the Company, against all losses, claims, damages or liabilities, joint or several, to which the Company or any such officer, director, underwriter, or controlling person may become subject under the Securities Act or otherwise, and shall reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, but only to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to Holder furnished in writing to the Company by Holder specifically for use in the registration statement or prospectus relating to such Eligible Securities.  Notwithstanding the immediately preceding sentence, the liability of Holder hereunder shall not in any event exceed the net proceeds received by Holder from the sale of Eligible Securities covered by such registration statement.

                           (c)         Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party, if a claim in respect thereof is to be made against an indemnifying party hereunder, shall notify such indemnifying party in writing thereof, but the omission so to notify such indemnifying party shall not relieve such indemnifying party from any liability that it may have to any indemnified party other than under this Section 2.4 and, unless the failure to so provide notice materially adversely affects or prejudices such indemnifying party’s defense against any action, shall not relieve such indemnifying party from any liability that it may have to any indemnified party under this Section 2.4.  In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from such indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, such indemnifying party shall not be liable to such indemnified party under this Section 2.4 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it that are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume and undertake the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such defense to be reimbursed by the indemnifying party as incurred.

                           (d)        No indemnifying party shall be liable for any amounts paid in a settlement effected without the consent of such indemnifying party, which consent shall not be unreasonably withheld or delayed.  No indemnifying party shall consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the plaintiff to the indemnified party of a release from all liability in respect of such claim or litigation.

                           (e)         The reimbursements required by this Section 2.4 shall be made by periodic payment during the course of the investigation or defense, as and when bills are received and expenses incurred.

             2.5        Contribution.  If for any reason the indemnity set forth in Section 2.4 is unavailable or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by said indemnity (a) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and such indemnified party on the other hand (determined by reference to, among other things, whether the untrue statement of a material fact or omission to state a material fact relates to information supplied by the indemnifying party or such indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission) or (b) if the allocation provided by
Section 2.5(a) above is not permitted by applicable law or provides a lesser sum to such indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative fault of the indemnifying party and such indemnified party but also the relative benefits received by the indemnifying party on the one hand and such indemnified party on the other hand, as well as any other relevant equitable considerations.

                           The Parties agree that it would not be just and equitable if contribution pursuant to this Section 2.5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable consideration referred to in the immediately preceding paragraph.  The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in such paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 2.5, Holder shall not be required to contribute any amount in excess of the amount by which the net proceeds of the sale of Eligible Securities sold by Holder and distributed to the public exceeds the amount of any damages that Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person that is not guilty of such fraudulent misrepresentation.

             2.6        Underwriting Agreement.  If Eligible Securities are to be sold pursuant to a registration statement in an underwritten offering pursuant to Sections 2.1 and 2.2, each of the Company and Holder agrees to enter into a written agreement with the managing underwriter or underwriters selected in the manner herein provided in such form and containing such provisions as are reasonably satisfactory to the Company and Holder and as are customary in the securities business for such an arrangement among such underwriter or underwriters, Holder and companies of the Company’s size and investment stature. Holder shall not be required to make any representations and warranties to the Company or the underwriters other than representations or warranties regarding the identity of Holder, Holder’s Eligible Securities, Holder’s ability to transfer title to Holder’s Eligible Securities and Holder’s intended method of distribution or any other representations required by applicable law.

                          2.7        Reports Under Securities Exchange Act of 1934.  With a view to making available to the Holder the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                           (a)         make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

                           (b)        take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holder to use Form S-3 for the sale of its Eligible Securities;

                           (c)         file with the SEC in a timely manner all reports and other documents as may be required of the Company under the Securities Act and the Exchange Act; and

                           (d)        furnish to Holder, so long as Holder owns any Eligible Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

ARTICLE III
MISCELLANEOUS

             3.1        Assignment; Third Party Beneficiaries.  All covenants and agreements contained in this Agreement by or on behalf of any of the signatories shall bind and inure to the benefit of the respective successors and assigns of the signatories, whether so expressed or not.  If any transferee of Holder shall acquire Eligible Securities in any manner (other than by way of a registered public offering), whether by operation of law or otherwise, such Eligible Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Eligible Securities such transferee shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.  The benefits to which any such transferee shall be entitled shall include, without limitation, the rights to register Eligible Securities under Sections 2.1 and 2.2.

                          3.2        Notices.  All notices, consents and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when (a) delivered by hand, (b) sent by telecopier (with receipt confirmed), provided that a copy is mailed by registered or certified mail, return receipt requested or (c) when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate as to itself by notice to the other parties):

                           (i)          If to the Company: 1286 Landmeier Road, Elk Grove Village, IL 60007-2410, Fax No. 847-437-4969, Attention: General Counsel.

                           (ii)         If to Holder: at the address set forth in the Note Purchase Agreement.

             3.3        Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

             3.4        Amendments.  This Agreement may not be amended or modified, and no provision hereof may be waived, except in writing, and any such writing shall only be effective with respect to a Party who has executed such writing.  The failure of any of the Parties to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver of that term or deprive such Party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

             3.5        Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             3.6        Remedies.  The Parties acknowledge that there may be no adequate remedy at law if any Party fails to perform any of its obligations hereunder and that each Party may be irreparably harmed by any such failure, and accordingly agree that each Party, in addition to any other remedy that it may be entitled in law or in equity, shall be entitled to compel specific performance of the obligations of any other Party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any state thereof having jurisdiction.

             3.7        Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

             3.8        Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of Holder shall be enforceable to the fullest extent permitted by law.

             3.9        Entire Agreement.  This Agreement is intended by the Parties as a final expression of their agreement and a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  There are no restrictions, promises, warranties or undertakings other than those set forth or referred to herein or therein.  This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter.

[Signature Page Follows]

             IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

ELECTRIC CITY CORP.,
a Delaware corporation

By: /s/ John Mitola

Name: John Mitola

Title: Chief Executive Officer

NEWCOURT CAPITAL USA, INC.,
a Delaware corporation

By: /s/ Guy Piazza

Name: Guy Piazza

Title: Managing Director

By: /s/ Karen Scowcroft

Name: Karen Scowcroft

Title: Vice President